                                                                 Exhibit 10.3.15

                                             AMENDMENT NO. 2

                                     POWER PURCHASE CONTRACT BETWEEN

                                  SOUTHERN CALIFORNIA EDISON COMPANY AND

                                             MAMMOTH PACIFIC

1.  PARTIES:

This Amendment No. 2 to the Power Purchase Contract between Southern California
Edison Company and Mammoth-Pacific ("Contract") for the Mammoth-Pacific II
project is entered into between Southern California Edison Company ("Edison")
and Mammoth-Pacific ("Seller"), individually, "Party," and collectively,
"Parties."

2.  RECITALS:

This Amendment No. 2 to the Contract is made with reference to the following facts, among others:

              2.1  Edison and Seller executed the Contract on April 15, 1985.

              2.2  Edison and Seller executed Amendment No. 1 to the Contract on
October 27, 1989.

              2.3 The Contract was subject to Uncontrollable Forces which rendered Mammoth-Pacific unable to perform its obligations under the Contract for a period of five hundred fifty-three (553) days.

              2.4 The Parties desire to amend the Contract to change the date of expected Firm Operation set forth at Section 1.7 of the Contract to reflect the effect of the Uncontrollable Force.

3.  AGREEMENT:

The Parties agree to amend the Contract as follows:

              (A) The expected Firm Operation date of "February 1967" set forth at Section 1.7 of the Contract is deleted, and replaced with "October 20, 1991."

              (B) The First Period of the Contract Term set forth at Section 3.1 of the Contract shall commence upon date of Firm Operation, and the phrase "but not later than five years from the date of execution of this Contract" is deleted.

              (C) The text of Section 12 should be deleted and replaced with:
"This Contract shall terminate if Firm Operation does not occur by October 20,
1991."

4.  OTHER TERMS AND CONDITIONS:

Except as expressly amended by this Amendment No. 2, the terms and conditions of the Contract shall remain in full force and effect.

5.  EFFECTIVE DATE:

This Amendment No. 2 shall become effective when it has been duly executed by the Parties.

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6.  SIGNATURE CLAUSE:

The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 2 to the Contract on behalf of the Party for whom they sign. This Amendment No. 2 is hereby executed as of this 20th day of
December, 1989.

                                           SOUTHERN CALIFORNIA EDISON COMPANY

                                           By:  /s/ Robert Dietch
                                                -------------------------------
                                                 Robert Dietch
                                                 Vice President

                                           MAMMOTH-PACIFIC

                                           By:  /s/ Robert J. Cushman
                                                --------------------------------
                                                 Name:  Robert J. Cushman
                                                 Title: Senior Vice President

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